                    COCA-COLA ENTERPRISES INC.                   Exhibit 99
          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS        Page 1 of 4
          (Unaudited; In Millions Except Per Share Data)

                                                     Second Quarter
                                             -----------------------------
                                              1999 (a)   1998       Change
                                             -------    -------     -------
Net Operating Revenues                       $ 3,797    $ 3,687        3%
Cost of Sales                                  2,433      2,297        6%
                                             -------    -------
Gross Profit                                   1,364      1,390      (2)%
Selling, Delivery, and Administrative
  Expenses                                     1,127      1,048        8%
                                             -------    -------
Operating Income                                 237        342     (31)%
Interest Expense, Net                            186        170        9%
Other Nonoperating Expense, Net                    1         --
                                             -------    -------
Income Before Income Taxes                        50        172
Income Tax Expense                                16         61
                                             -------    -------
Net Income                                        34        111
Preferred Stock Dividends                          1         --
                                             -------    -------
Net Income Applicable to Common
  Share Owners                               $    33    $   111
                                             =======    =======
Basic Average Common
  Shares Outstanding                             426        394
                                             =======    =======
Basic Net Income Per Share
  Applicable to Common
  Share Owners (b)                           $  0.08    $  0.28
                                             =======    =======
Diluted Average Common
  Shares Outstanding                             437        407
                                             =======    =======
Diluted Net Income Per Share
  Applicable to Common
  Share Owners (b)                           $  0.08    $  0.27
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   237    $   342      (31)%
  Depreciation                                   226        177        28%
  Amortization                                   111         92        21%
                                             -------    -------
Cash Operating Profit                        $   574    $   611       (6)%
                                             =======    =======

(a) Second-quarter 1999 results include nonrecurring European product recall costs of $103 million pretax, or 16 cents per share after tax. The costs were allocated $91 million to cost of sales and
    $12 million to selling, delivery, and administrative expenses.
(b) Per share data calculated prior to rounding to millions.

                   COCA-COLA ENTERPRISES INC.                     Exhibit 99
         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS          Page 2 of 4
          (Unaudited; In Millions Except Per Share Data)

                                                       Six Months
                                             -----------------------------
                                              1999 (a)    1998      Change
                                             -------     -------    -------
Net Operating Revenues                       $ 7,066     $ 6,645       6%
Cost of Sales                                  4,476       4,173       7%
                                             -------     -------
Gross Profit                                   2,590       2,472       5%
Selling, Delivery, and Administrative
  Expenses                                     2,258       2,041      11%
                                             -------     -------
Operating Income                                 332         431    (23)%
Interest Expense, Net                            373         338      10%
Other Nonoperating Income, Net                    --          --
                                             -------     -------
Income (Loss) Before Income Taxes                (41)         93
Income Tax Expense (Benefit)                     (14)         33
                                             -------     -------
Net Income (Loss)                                (27)         60
Preferred Stock Dividends                          2          --
                                             -------     -------
Net Income (Loss) Applicable to Common
  Share Owners                               $   (29)    $    60
                                             =======     =======
Basic Average Common Shares
   Outstanding                                   424         390
                                             =======     =======
Basic Net Income (Loss) Per Share
  Applicable to Common Share
  Owners (b)                                 $ (0.07)    $  0.15
                                             =======     =======
Diluted Average Common Shares
  Outstanding                                    424         404
                                             =======     =======
Diluted Net Income (loss) Per Share
  Applicable to Common Share
  Owners (b)                                 $ (0.07)    $  0.15
                                             =======     =======
Cash Operating Profit Data:
  Operating Income                           $   332     $   431   (23)%
  Depreciation                                   437         342     28%
  Amortization                                   222         182     22%
                                             -------     -------
Cash Operating Profit                        $   991     $   955      4%
                                             =======     =======

(a) Six-month 1999 results reflect the 7 acquisitions completed late in 1998 and early in 1999 as if the transactions were completed on January 1, 1999. In addition, six-month 1999 results include nonrecurring product recall costs of $103 million pretax, or
    16 cents per share after tax. The costs were allocated $91 million to cost of sales and $12 million to selling, delivery, and administrative expenses.
(b) Per share data calculated prior to rounding to millions.

                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 4
                           (In Millions)

                                                 July 2,        December 31,
                                                  1999             1998
                                               -----------      ----------
                                               (Unaudited)
ASSETS
Current
  Cash and cash investments                     $    142         $    68
  Trade accounts receivable, net                   1,495           1,337
  Inventories                                        707             543
  Prepaid expenses and other current assets          391             337
                                                 -------         -------
    Total Current Assets                           2,735           2,285

Net Property, Plant, and Equipment                 5,201           4,891
Franchises and Other Noncurrent Assets, Net       14,608          13,956
                                                 -------         -------
                                                $ 22,544         $21,132
                                                 =======         =======
LIABILITIES AND SHARE-OWNERS' EQUITY
Current
  Accounts payable and accrued expenses         $  2,330         $ 2,257
  Current portion of long-term debt                1,776           1,140
                                                 -------         -------
    Total Current Liabilities                      4,106           3,397

Long-Term Debt, Less Current Maturities            9,480           9,605
Retirement and Insurance Programs and
  Other Long-Term Obligations                      1,025             977
Long-Term Deferred Income Tax Liabilities          4,987           4,715
Share-Owners' Equity                               2,946           2,438
                                                 -------         -------
                                                 $22,544         $21,132
                                                 =======         =======

                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary of Key Information              Page 4 of 4
                             (Unaudited)

                                                Reported        Comparable
Second-Quarter 1999                              Change          Change (a)
-------------------                             --------        ----------

Cash Operating Profit -  Consolidated              (6)%              6%

Physical Case Bottle and Can Volume (b)
  Consolidated                                     (1)%            (6)%
  North America                                      1%            (5)%
  Europe                                           (7)%            (7)%

Fountain Gallon Volume (b)                          13%              3%

Net Revenues Per Case to Retailer --
  Bottle and Can                                 2 1/2%          4 1/2%

Cost of Sales Per Case -- Bottle and Can             5%          (1/2)%

Six-Months 1999
-------------------
Cash Operating Profit - Consolidated                 4%              8%

Physical Case Bottle and Can Volume (b)
  Consolidated                                       2%            (3)%
  North America                                      4%            (3)%
  Europe                                           (5)%            (3)%

Fountain Gallon Volume (b)                          12%              2%

Net Revenues Per Case to Retailer --
  Bottle and Can                                 3 1/2%              4%

Cost of Sales Per Case -- Bottle and Can             4%            1/2%

(a) To determine the comparable results for the change in key operating variables, 1998 and 1999 acquisitions are included for the same period in 1998 as reported in 1999 and 1999 results have been adjusted to exclude the second-quarter 1999 nonrecurring product recall costs.
(b) To determine comparable results for the change in volume, 1998 results have also been adjusted to include the same number of fiscal days as 1999.